EXHIBIT 99.2
                                                                    ------------

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                           PURSUANT TO 18 U.S.C. 1350

                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Marc J. Venator, Chief Financial Officer (principal financial officer) of Precise Software Solutions, Ltd. (the "Registrant"), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended March 31, 2003 of the Registrant (the "Report"), that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained and incorporated by reference in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/S/ Marc J. Venator
--------------------------
Name: Marc J. Venator
Date: May 14, 2003